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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 19, 2006

                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              ------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

         At a meeting on April 19, 2006, the compensation committee of the board of directors considered various aspects of the company's equity compensation plans. In keeping with developing trends in corporate governance and executive compensation, the committee addressed the number of equity awards that may be granted in each fiscal year, including stock options, stock appreciation rights, performance-based share awards, restricted stock, and other equity awards. The compensation committee resolved to observe a cap on the number of share-based awards that it will grant under the company's equity compensation plans. The committee adopted a resolution that it will administer the company's equity compensation plans such that, beginning with 2006 and for the years ending 2006, 2007, and 2008, the company's burn rate with respect to the company's equity awards will not exceed the greater of two percent of the company's shares outstanding at the beginning of the fiscal year, or the mean burn rate plus one standard deviation of its Global Industry Classification Standard peer group (4010 Banks). The burn rate will be calculated as (i) the number of shares granted to employees and directors in each fiscal year and reported in the company's periodic reports filed with the Securities and Exchange Commission, including (a) stock options, (b) restricted stock, (c) performance-based share awards actually earned and delivered or deferred, and (d) any other award settled in shares of stock, divided by (ii) the fiscal year beginning basic shares outstanding. For the purpose of the calculation, one full value share equals four option shares. Stock appreciation rights or other awards settled in cash will not be included in the calculation of burn rate.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS FINANCIAL CORPORATION
                                          (Registrant)

                                  By: /s/ Ronald C. Jackson
                                      ----------------------------------------
                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date: April 24, 2006